SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

Date of Report May 5, 2003                       Commission File Number 1-6364

                      SOUTH JERSEY INDUSTRIES, INC.
       (Exact name of registrant as specified in its charter)

    New Jersey                                          22-1901645
(State of incorporation)                      (IRS employer identification no.)

                1 South Jersey Plaza, Folsom, NewJersey 08037
         (Address of principal executive offices, including zip code)

                               (609) 561-9000
             (Registrant's telephone number, including area code)


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Item 9.  Regulation FD Disclosure


The following information is furnished pursuant to Item 9, "Regulation FD Disclosure."

On May 5, 2003, South Jersey Industries (SJI) issued a press release setting forth SJI's 2003 earnings per share expectations. The targeted performance for 2003 was increased to 7% to 10% EPS growth over 2002 results. The previous target was 6% to 7% growth. A copy of the press release is attached hereto as
Exhibit 99 and hereby incorporated by reference.














Exhibit Index


(99) Press release, dated: May 5, 2003, issued by South Jersey Industries.

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Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            SOUTH JERSEY INDUSTRIES



                    By:     /s/ David A. Kindlick
                            --------------------------------------------
                            David A. Kindlick
                            Vice President, Treasurer & Chief Financial Officer

Date:  May 5, 2003